TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 1
dated June 14, 2016
to the Statement of Additional Information (“SAI”)
dated May 1, 2016

The following should be added to the section of the SAI entitled “Financial statements”:

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm for the Funds, with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Funds are providing this disclosure to explain PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

The Loan Rule prohibits an independent accounting firm from having certain financial relationships with its audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from a lender or an affiliate of a lender that is a “record or beneficial owner of more than ten percent” of the audit client’s or audit client’s affiliate’s equity securities. PwC notified the TIAA-CREF Fund Complex that certain of its lenders, together with their affiliates, each owns of record in excess of ten percent of the shares of certain open-end funds in a related complex to the TIAA-CREF Fund Complex.

PwC has affirmed to the Audit and Compliance Committee (“Committee”) of the Funds’ Board of Trustees that, as of May 24, 2016, PwC is an independent accountant with respect to the TIAA-CREF Fund Complex, within the meaning of PCAOB Rule 3520, Auditor Independence. PwC has advised the Committee that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has also reported that the financial relationship described above did not arise from ownership by any of its lenders or their affiliates of any shares of the Funds in the TIAA-CREF Fund Complex, or from any action by any of the Funds or in connection with management of the Funds. In addition, with respect to the open-end fund shares in the related complex held by the lender or its affiliates, PwC has stated that it believes there are several features of the holdings that demonstrate that their ownership does not call into question PwC’s objectivity and impartiality, including that the fund shares in the related complex are held in a purely record capacity for the benefit of underlying clients. PwC has also stated, with respect to the borrowing relationship at issue, that the debt is in good standing and the debt balance is immaterial to PwC and the lender. It has also been reported to the Committee that many other fund complexes are addressing similar issues relating to the independence of their public accounting firms under the Loan Rule. PwC has stated that, based on the foregoing, it believes that a reasonable investor possessing all the facts regarding PwC’s borrowing and audit relationships would conclude that it was able to exhibit the requisite objectivity to report on the Funds’ financial statements.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, that could have certain adverse consequences for the Funds, including that the Funds may be required to have independent audits conducted by another independent registered public accounting firm for certain periods, and that the time involved to conduct such independent audits could impair the ability of the Funds to issue new securities under the Funds’ current registration statement.

2	A15473 (6/16)